                                                                    EXHIBIT 10.1
                                                                    ------------

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT, dated as of January 12, 2001 is by and among Holmes Microsystems, Inc, a Texas corporation (the "Company"); Kip Eardley and Howard Oveson (the "Shareholders"); Guangdong Gosun Communication Equipment Sales Co., Ltd., a private limited liability company organized under the laws of the People's Republic of China ("GGCES"); and the shareholders of GGCES listed on the signature pages hereto (the "Sellers").

                              W I T N E S S E T H:

     WHEREAS, the Sellers own 100% of the shares of the equity interests of GGCES as set forth opposite their respective names on Schedule I to this Agreement, which equity interests constitute all of the issued and outstanding equity interests of GGCES ( the "Equity Interests");

     WHEREAS, concurrently with the execution of this Agreement the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the Equity Interests in exchange (the "Exchange") for the issuance by the Company of an aggregate of fifteen million seven hundred nine thousand one hundred thirty (15,709,130) shares (the "Company Shares") of the Company's common stock, par value $.001 per share (the "Company Common Stock"), on the terms and conditions set forth below;

     WHEREAS, as soon as practicable following the Closing, the Company will complete a forward split of 1:1.7 (the "Split") so that after giving effect to such Split the Company will have 30,000,000 shares outstanding on a fully diluted basis; and

     WHEREAS, the Shareholders will benefit from the transactions contemplated herein,

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   EXCHANGE

     1.1  Exchange.  Subject to the terms and conditions of this Agreement, on
          --------
the Closing Date (as hereinafter defined):

          (a) The Company shall issue and deliver an aggregate of 15,709,130 Company Shares to the Sellers as set forth on Schedule I hereto, which Shares shall constitute 89% of the Company's issued and outstanding capital stock on a fully diluted basis after giving effect to (a) the Exchange, (b) the issuance on or prior to the Closing Date of options to purchase an aggregate of 800,000 shares issued pursuant to the Company's S-8 Registration Statement, (c) the issuance of 5,000 shares in connection with the cancellation of 3,750 shares of the Company's Series A Preferred Stock, (d) the issuance of an aggregate of 88,235 restricted shares (the "Restricted Shares") to the Company's former officer for services rendered, and (e) the cancellation of 126,592 shares (the "Cancellation Shares").

          (b) As the consideration, each Seller shall transfer to the Company the Equity Interests of GGCES set forth opposite such Seller's name on Schedule I hereto along with appropriate transfer documents in favor of the Company.

     1.2  Time and Place of Closing.  The closing of the transactions
          -------------------------
contemplated hereby (the "Closing") shall take place at the offices of Loeb and Loeb LLP, 10100 Santa Monica Boulevard, Suite 2200, Los Angeles, California 90067 on January 12, 2001 (the "Closing Date") or at such other place as the Company and the Sellers may agree. The Closing is deemed to occur simultaneously with the execution of this Agreement by the parties.

                                  ARTICLE II

      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

     The Company and the Shareholders jointly and severally represent and warrant to each of the Sellers that now and/or as of the Closing:

     2.1  Due Organization and Qualification; Subsidiaries; Due Authorization.
          -------------------------------------------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

          (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

          (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

     2.2  No Conflicts or Defaults.  The execution and delivery of this
          ------------------------
Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or By laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

     2.3  Capitalization.  The authorized capital stock of the Company
          --------------
immediately prior to giving effect to the transactions contemplated hereby consists of 49,0000,000 shares of Common Stock of which 1,171,285 shares of .001 par value Common Stock are issued and outstanding as of the date hereof; 5,000 shares of $.001 par value Series A Preferred Stock of which 3,750 shares are issued or outstanding (which will be converted on or prior to Closing into 5,000 shares of the Company Common Stock); 5,000 shares of $.001 par value Series B Preferred Stock, none of which are outstanding; and 1,000,000 shares of $10.00 par value Series D Preferred Stock, none of which are outstanding. All of the outstanding shares of capital stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non assessable, and have not been or, with respect to the Company Shares, will not be, issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock. The Company has not granted registration rights to any person.

     2.4  Financial Statements.  Schedule 2.4 contains copies of the balance
          --------------------
sheet of the Company at January 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Pritchett, Siler & Hardy, P.C., certified public accountants and the balance sheet of the Company at October 31, 2000, and the related statements of operations, stockholders' equity and cash flows for the nine month period then ended prepared by the Company's management (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to, in the case of the interim statements, audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

     2.5  Further Financial Matters.  The Company does not have any liabilities
          -------------------------
or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

     2.6  Taxes.  The Company has filed all United States federal, state,
          -----
county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements.

     2.7  Indebtedness; Contracts; No Defaults.
          ------------------------------------

          (a) Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or is a party (collectively, the "Company Agreements").

          (b) Except as disclosed in Schedule 2.7, neither the Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

     2.8  Personal Property.  The Company has good and marketable title to all
          -----------------
of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business and such property is free and clear of all Liens or mortgages.

     2.9  Real Property.  Schedule 2.9 sets forth a true and complete list of
          -------------
all real property owned by, or leased or subleased by or to, the Company.

     2.10  Compliance with Law.  The Company is not conducting its business or
           -------------------
affairs in violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

     2.11  No Material Assets or Operations.  The Company has no material assets
           --------------------------------
or liabilities of any nature whatsoever and is not conducting any business operations.

     2.12  No Adverse Changes.  There have not been (a) any material adverse
           ------------------
change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Financial Statements, (b) any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business, or (c) any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

     2.13  Litigation.  There is no claim, dispute, action, suit, proceeding or
           ----------
investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company; and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

     2.14  Insurance.  The Company does not currently maintain any form of
           ---------
insurance.

     2.15  Articles of Incorporation and By-laws; Minute Books.  The copies of
           ---------------------------------------------------
the Articles of Incorporation and By laws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. Since December 18, 1996, the minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

     2.16  Employee Benefit Plans.  The Company does not maintain, nor has the
           ----------------------
Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

     2.17  Patents; Trademarks and Intellectual Property Rights.  The Company
           ----------------------------------------------------
does not own or possesses any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

     2.18  Affiliate Transactions.  Except as disclosed in Schedule 2.18,
           ----------------------
neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

     2.19  Trading.  The Company Common Stock is currently listed for trading on
           -------
the OTC Bulletin Board, and the Company has received no notice that its Common Stock is subject to being delisted therefrom.

     2.20  Compliance.  The Company and the Shareholders, have complied in all
           ----------
material respects with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended, (the "Securities Act") and is current in its filings.

     2.21  Filings.  Since December 18, 1996, none of the filings made by the
           -------
Company under the Securities Act or the Exchange act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF GGCES AND THE SELLERS

     Each of GGCES and the Sellers represents and warrants, jointly and severally, to the Company that now and/or as of the Closing:

     3.1  Due Organization and Qualification; Subsidiaries; Due Authorization.
          -------------------------------------------------------------------

          (a) Each of GGCES and Guangdong Gosun Communication Chain Operation Limited (the "Subsidiary") is an entity duly organized, validly existing and in good standing under the laws of the People's Republic of China (the "PRC"), with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.

          (b) GGCES does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than the Subsidiary except as set forth on Schedule 3.1. Except as set forth on Schedule 3.1, each entity listed on Schedule 3.1 is wholly owned by GGCES or the Subsidiary. All the outstanding shares of capital stock of each entity listed on Schedule 3.1 are owned free and clear of all liens. There is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any such entity to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any such entity.

          (c) Each of GGCES and the Sellers have all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Each of GGCES and the Sellers have taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of GGCES and the Sellers, enforceable against each of GGCES and the Sellers in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

     3.2  No Conflicts or Defaults.  The execution and delivery of this
          ------------------------
Agreement by each of GGCES and the Sellers and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the organizational documents of GGCES, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which GGCES, the Subsidiary or any Seller is a party or by which GGCES, the Subsidiary or any Seller or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which GGCES, the Subsidiary or any Seller or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of GGCES or the Subsidiary, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which GGCES or the Subsidiary is a party or by which GGCES or the Subsidiary or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which GGCES or the Subsidiary is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

     3.3  Capitalization.  The registered capital of GGCES hereby consists of
          --------------
7,400,000 RMB. Set forth on Schedule 3.3 is a list of all Equity Interests of GGCES, setting forth the names, addresses and number of shares owned. All of the Equity Interests of GGCES are, and such when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or will not be transferred in violation of any rights of third parties. The shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling GGCES to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for shares.

     3.4  Financial Statements.  Schedule 3.4 contains copies of the unaudited
          --------------------
balance sheet of GGCES as at September 30, 2000, and the related statement of income, Owner's Equity and cash flows for the period then ended, including the notes thereto, (the "GGCES Financial Statements"). The GGCES Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States all subject to audit adjustments, which are not expected to be material. The GGCES Financial Statements present fairly the financial position of GGCES as of the date and for the period indicated. The books of account and other financial records of GGCES have been maintained in accordance with good business practices.

     3.5  Further Financial Matters.  Except as set forth on Schedule 3.5,
          -------------------------
neither GGCES nor the Subsidiary has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the GGCES Financial Statements.

     3.6  Taxes.  Except as indicated on Schedule 3.6, each of GGCES and the
          -----
Subsidiary has complied with all relevant legal requirements relating to registration or notification for taxation purposes. All tax returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by GGCES, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated on Schedule 3.6, no extension for the filing of any such return or report is currently in effect. Except as indicated on
Schedule 3.6, no tax return or tax return liability of GGCES or the Subsidiary has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated on Schedule 3.6, neither GGCES nor the Subsidiary has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of GGCES, threatened, against GGCES or the Subsidiary for past due Taxes. Except as indicated on Schedule 3.6, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of GGCES and the Subsidiary, including, without limitation, amounts payable pursuant to the PRC Labor Law, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of GGCES and in the Financial Statements.

     3.7  Indebtedness; Contracts; No Defaults.
          ------------------------------------

          (a) Schedule 3.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which GGCES or the Subsidiary is a party (collectively, the "GGCES Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than RMB500,000 and has been entered into by GGCES or the Subsidiary in the ordinary course of business. The GGCES Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of GGCES and the Subsidiary or which have a material effect thereon. Copies of all such material written GGCES Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

          (b) Except as disclosed on Schedule 3.7, neither GGCES, the Subsidiary, nor, to GGCES's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which GGCES or the Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by GGCES or the Subsidiary or, to the knowledge of any other person or entity. Neither GGCES nor the Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

     3.8  Personal Property.  Except as set forth on Schedule 3.8, each of
          -----------------
the Subsidiary has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the GGCES Financial Statements that have not been disposed of in the ordinary course of business since September 30, 2000, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

     3.9  Real Property.  (a) Schedule 3.9 sets forth a true and complete list
          -------------
of all real property owned by, or leased or subleased by or to, GGCES and the Subsidiary (the "GGCES Real Property").

          (b) Except as set forth on Schedule 3.9, each lease to which GGCES or the Subsidiary is a party is valid, binding and in full force and effect with respect to GGCES or the Subsidiary, as the case may be, and, to the knowledge of GGCES, all other parties thereto; no notice of default or termination under any such lease is outstanding.

     3.10  Compliance with Law.  Except as set forth on Schedule 3.10, neither
           -------------------
GGCES nor the Subsidiary is conducting its respective business or affairs in material violation of any applicable PRC law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither GGCES nor the Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

     3.11  Permits and Licenses.  Except as set forth on Schedule 3.11, each
           --------------------
of GGCES and the Subsidiary has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth on Schedule 3.11, as of the date hereof, neither GGCES nor the Subsidiary has received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

     3.12  Ordinary Course.  Except as set forth on Schedule 3.12, each of GGCES
           ---------------
and the Subsidiary has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

     3.13  No Adverse Changes.  Except as set forth on Schedule 3.13, since
           ------------------
September 30, 2000, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of GGCES as reflected in the Financial Statements, (b) any material loss sustained by GGCES, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of GGCES's or the Subsidiary's business, or (c) to the best knowledge of GGCES, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of GGCES or the Subsidiary.

     3.14  Litigation.  (a) Except as set forth on Schedule 3.14, there is no
           ----------
claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of GGCES threatened, against or affecting the business of GGCES or the Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any PRC authority, board, agency, commission or instrumentality, nor to the knowledge of GGCES, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of GGCES or the Subsidiary; and (c) neither GGCES nor the Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

     3.15  Insurance.  GGCES and the Subsidiary maintain insurance against all
           ---------
risks customarily insured against by companies in its industry. All such policies are in full force and effect, and neither GGCES nor the Subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to GGCES.

     3.16  Business License and Articles of Association; Minute Books.  The
           ----------------------------------------------------------
copies of the Business License and Articles of Association of GGCES and the Subsidiary, and all amendments to each are true, correct and complete. The minute books of GGCES and the Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock records of GGCES and the Subsidiary are true, correct and complete.

     3.17  Employee Benefit Plans.  Except as set forth on Schedule 3.17,
           ----------------------
neither GGCES nor the Subsidiary has in existence any share incentive, share option scheme or profit sharing bonus or other such incentive scheme for all or any of its directors or employees. Except as set forth in Item 3.17 or required under the applicable laws, there are no arrangements, schemes, customs or practices (whether legally enforceable or not) in operation for the payment of or contributions towards any provident fund, pensions, allowances, lump sums or other like benefits on retirement or on death or during periods of sickness or disablement for the benefit of any director or former director or employee or former employee or for the benefit of the dependents of any such persons nor has any proposal been announced to establish any such agreement or agreements.

     3.18  Patents; Trademarks and Intellectual Property Rights.  Each of GGCES
           ----------------------------------------------------
and the Subsidiary owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. Except as set forth on Schedule 3.18, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither GGCES nor the Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

     3.19  Brokers.  All negotiations relative to this Agreement and the
           -------
transactions contemplated hereby have been carried without the intervention of any Person in such a manner as to give rise to any valid claim by any Person against any Seller for a finder's fee, brokerage commission or similar payment.

     3.20  Purchase for Investment.
           -----------------------

           (a) Each Seller is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

           (b) Each Seller understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein. Such Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

     3.21  Investment Experience.  Each Seller acknowledges that such Seller
           ---------------------
can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

     3.22  Information.  The Sellers have carefully reviewed such information,
           -----------
as each Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Seller, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the Equity Interests of the Company Shares.

     3.23  Restricted Securities.  Each Seller understands that the Company
           ---------------------
Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                  ARTICLE IV

                                INDEMNIFICATION

     4.1  Indemnity of the Company and the Shareholders.  The Company and the
          ---------------------------------------------
Shareholders agree to jointly and severally defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or the Shareholders or in any document or certificate delivered by the Company or the Shareholders pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     4.2  Indemnity of the Company.  Each of the Sellers agrees to jointly and
          ------------------------
severally defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     4.3  Indemnification Procedure.
          -------------------------

     A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                   ARTICLE V

                                  DELIVERIES

     5.1  Items to be delivered to GGCES and the Sellers prior to or at Closing
          ---------------------------------------------------------------------
by the Company.
--------------

          (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;

          (b)  all applicable schedules hereto;

          (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

          (d)  shareholder list;

          (e) all financial statements and tax returns in possession of the Company;

          (f) resolution from the Company's current directors appointing designees of GGCES to the Company's Board of Directors;

          (g) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section;

          (h) certificates representing 15,709,130 Company Shares issued in the denominations as set forth opposite their respective names on Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable ;


          (i) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

          (j) with respect to the Cancellation Shares, evidence that the issuee of such Shares has provided irrevocable instructions to the Company's transfer agent (a) provided that the Split has occurred by June 30, 2001, to cancel the Shares and (b) if the Split has not occurred by June 30, 2001, to return the Cancellation Shares to such issuee; and

          (k) any other document reasonably requested by GGCES or any of the Sellers that it deems necessary for the consummation of this transaction.

     5.2  Items to be delivered to the Company prior to or at Closing by GGCES
          --------------------------------------------------------------------
and/or the Sellers.
------------------

          (a) articles of association and amendments thereto and amendments thereto;

          (b)  all applicable schedules hereto;

          (c) all minutes and resolutions of board of director and shareholder meetings in possession of GGCES;

          (d)  shareholder list;

          (e)  all financial statements and tax returns in possession of GGCES;

          (f) resolution from GGCES's current directors appointing designees of GGCES to the Company's Board of Directors;

          (g) Capital Verification Reports setting forth 100% of GGCES Equity Interests as set forth on Schedule I, duly authorized, validly issued, fully paid for and non-assessable;

          (h) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto; and

          (i) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

     6.1  Conditions Precedent to Closing.  The obligations of the parties under
          -------------------------------
this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

          (a) That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time; and

          (b) That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

          (c) No material adverse change shall have occurred in the financial, business or trading conditions of the Company and GGCES, as the case may be, from the date hereof up to and including the Closing Date.

     6.2  Conditions to Obligations of Sellers.  The obligations of Seller shall
          ------------------------------------
be subject to fulfillment prior to or at the Closing, of each of the following conditions:

     (a) The Company shall have paid all of the costs and expenses of the Company associated with the acquisition of the Company Shares by the Company;

     (b) As of the Closing, the Company shall have no assets and no liabilities whatsoever, contingent or otherwise.

     (c) The Company shall have entered into a registration rights agreement with all the Sellers in the form attached as Exhibit 6.2(c) (the "Registration Rights Agreement").

     (d) All outstanding shares of Preferred Stock shall have been converted into not more than 5,000 shares of the Company Common Stock.

     (e) The Company and Kip Eardley shall have entered into a Pledge Agreement respecting Mr. Eardley's obligations pursuant to Section 4.1 hereof in form and substance satisfactory to the Sellers.

                                  ARTICLE VII

                                   COVENANTS

     7.1  Conduct of Business.  Between the date hereof and the Closing Date,
          -------------------
the Company and GGCES shall conduct their businesses in substantially the same manner in which they have heretofore been conducted, and the Company and GGCES shall not without the consent of the other parties to this Agreement dispose of their any of their assets, except in the ordinary course of business.

     7.2  Forward Split.  As soon as reasonably practicable following the
          -------------
closing, the Company shall complete a forward split of 1:1.7.

     7.3  S-8 Registration Statement.  For a period of one year from the Closing
          --------------------------
Date, the Company will not issue any shares or options under the Company's 2000 Stock Option/Stock Issuance Plan.

     7.4  Ratification of Issuance.  As soon as practicable after the Closing,
          ------------------------
the new board of directors will ratify the issuance of the Restricted Shares.

                                 ARTICLE VIII

                             NO PUBLIC DISCLOSURE

     8.1  No Public Disclosure.  Without the prior written consent of the
          --------------------
others, none of the Company, GGCES or the Sellers will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

                                  ARTICLE IX

                           CONFIDENTIAL INFORMATION

     9.1  Confidential Information.  In connection with the negotiation of this
          ------------------------
Agreement and the consummation of the transactions contemplated hereby, each party hereto will have access to data and confidential information relating to the other party. Each party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party hereto shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (i) which at the time of disclosure, is available publicly, (ii) which, after disclosure, becomes available publicly through no fault of the receiving party,
(iii) which the receiving party knew or to which the receiving party had access prior to disclosure by the disclosing party, (iv) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, (v) which is disclosed by a receiving party to its attorneys or accountants, who shall respect the above restrictions, or (vi) which is obtained in connection with any Tax matters and is disclosed in connection with the filing of Tax returns or claims for refund or in conducting an audit or other proceeding.

                                   ARTICLE X

                                  TERMINATION

     10.1  Termination.  This Agreement may be terminated at any time before or,
           -----------
at Closing, by:

           (a)  The mutual agreement of the constituent parties;

           (b)  Any party if:

                (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                (iii) The conditions precedents to Closing are not satisfied.

           (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

                                  ARTICLE XI

                                 MISCELLANEOUS

      11.1  Survival of Representations, Warranties and Agreements.  All
            ------------------------------------------------------
representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

      11.2  Access to Books and Records.  During the course of this transaction
            ---------------------------
through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

     11.3  Further Assurances.  If, at any time after the Closing, the parties
           ------------------
shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

      11.4  Notice.  All communications, notices, requests, consents or demands
            ------
given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

            If to the Company:

            Holmes Microsystems Inc.
            57 West 200 South, Suite 310
            Salt Lake City, Utah  84101
            Attention:  President
            Tel:  (801) 269-9500
            Fax:  (801) 269-9522

            If to the Sellers:

            At the respective addresses of the Sellers set forth on Schedule 1 hereto.

            If to GGCES:

            80 Zhongshan Er Road
            Guangzhou, People's Republic of China
            Tel:  (8620) 8388 2978 or 83879773
            Fax: (8620) 8388 0752
            Attention:  Mr. Xue-hou Liu or Mr. Xiao-ping Chen

            Or such other as GGCES may notify to the other parties to the Agreement by not less than five (5) Business Day's notice.

      11.5  Entire Agreement.  This Agreement, the Schedules and any instruments
            ---------------
and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     11.6  Successors and Assigns.  This Agreement shall be binding upon,
           ----------------------
enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

     11.7  Governing Law.  This Agreement shall in all respects be governed by
           -------------
and construed in accordance with the laws of the State of California are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

     11.8  Counterparts.  This Agreement may be executed in multiple
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.9  Construction.  Headings contained in this Agreement are for
           ------------
convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     11.10  Severability.  If any provision of this Agreement is held to be
            ------------
invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

Holmes Microsystems, Inc.

By:  /s/ Kip Eardley
     --------------------
     Kip Eardley

Guangdong Gosun Communication Equipment Sales Company Limited

By:  /s/ Yi-biao Chen
     --------------------
     Yi-biao Chen
     Chairman

Sellers:

/s/ Yi-biao Chen
-------------------------
Yi-biao Chen


/s/ Jie-chao Yang
-------------------------
Jie-chao Yang


/s/ Jin-qiu Mai
-------------------------
Jin-qiu Mai


/s/ Lu-gao Ye
-------------------------
Lu-gao Ye


/s/ Wen-qiao Gu
-------------------------
Wen-qiao Gu


/s/ Tong-lian Qi
-------------------------
Tong-lian Qi


/s/ Hai-tao Hu
-------------------------
Hai-tao Hu

/s/ Xue-hou Liu
-------------------------
Xue-hou Liu


/s/ Hung Kee Lai
-------------------------
Hung Kee Lai


/s/ Yi-quan Chen
-------------------------
Yi-quan Chen


/s/ Si-lin Chen
-------------------------
Si-lin Cheng


/s/ Xiang-ping Han
-------------------------
Xiang-ping Han


/s/ Xiong-wei Ma
-------------------------
Xiong-wei Ma


/s/ Wei-hong Liu
-------------------------
Wei-hong Liu


/s/ Kwok Wing Eddie Yu
-------------------------
Kwok Wing Eddie Yu


/s/ Hau-leung Patrick Chu
-------------------------
Hau-leung Patrick Chu


/s/ George Joy-man Ma
-------------------------
George Joy-man Ma


/s/ Yuan-da Han
-------------------------
Yuan-da Han

Business Affairs Entertainment, Inc.


By:  /s/ Richard Gonda
     --------------------
     Richard Gonda

Shareholders:


/s/ Kip Eardley
-------------------------
Kip Eardley


/s/ Howard Oveson
-------------------------
Howard Oveson


                                   SCHEDULE I
Seller's Name                                    Number of Company Shares
-------------                                    ------------------------
Yi-biao Chen                                            9,803,197

Jie-chao Yang                                             690,642

Jin-qiu Mai                                               486,670

Lu-gao Ye                                                 338,164

Wen-qiao Gu                                               338,164

Tong-lian Qi                                              338,164

Hai-tao Hu                                                338,164

Xue-hou Liu                                               288,066

Hung Kee Lai                                              486,365

Yi-quan Chen                                              284,487

Si-lin Cheng                                              236,178

Xiang-ping Han                                            236,178

Xiong-wei Ma                                              189,657

Wei-hong Liu                                              189,657

Kwok Wing Eddie Yu                                        144,927

Hau-leung Patrick Chu                                      71,569

George Joy-man Ma                                          71,569

Yuan-da Han                                                67,990

Business Affairs Entertainment, Inc.                    1,109,322